EXHIBIT 99.2

Q3 2022 Earnings Presentation

Cautionary Statement Regarding Forward - Looking Statements 2 This presentation contains certain "forward - looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward - looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, intended expansion of our retail operations and production capacity, intended expansion of our cultivation facilities, future financial position, projected costs, prospects, plans and objectives of management, are forward - looking statements . These forward - looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects . As a result, actual results could differ materially from those expressed by such forward - looking statements and such statements should not be relied upon . Generally, such forward - looking information or forward - looking statements can be identified by the use of forward - looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved” . The forward - looking information and forward - looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors . Many factors could cause actual future events to differ materially from the forward - looking statements in this presentation, including risks related to the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors ; changes in general economic, business and political conditions, including changes in the financial markets ; changes in applicable laws ; and compliance with extensive government regulation, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www . sec . gov and on SEDAR at www . sedar . com . Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward - looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected . Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward - looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward - looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . All subsequent written and oral forward - looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice . Financial Disclosure Advisory The Company has not yet completed its reporting process for Q 3 2022 . The preliminary results presented herein are based on the Company's reasonable estimates and the information available to the Company at this time and, because of their preliminary nature, in certain cases, the Company has provided ranges, rather than specific amounts . As such, the Company's actual results may materially vary from the preliminary results presented herein and will not be finalized until the Company reports its final results for Q 3 2022 after the completion of its normal quarter end accounting and review procedures, including its interim asset impairment assessment . In addition, any statements regarding the Company's estimated financial performance for the Q 3 2022 does not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for Q 3 2022 . The preliminary financial results presented herein was not reviewed by our independent registered public accounting firm . Use of Non - GAAP Financial Information We believe that the presentation of non - GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations . For further information regarding these non - GAAP measures, including the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial table below, as well as the “Reconciliation of Non - GAAP Financial Measures” section of this press release .

Jim Cacioppo Chief Executive Officer 3

Financial Highlights Operational Achievements Financial Performance Agenda Summary Q&A 4

Strong Top Line and Expanding Margin Profile US$ Millions, prepared under U.S. GAAP $54.0 $72.8 $72.8 $72.8 +35% Q2 2022 Q3 2022 Revenue Q3 2022 Q3 2021 36.7% 38.1% Gross Margin Q3 2022 Q2 2022 +144 basis points 5

Growing Vertical Margin With Increased Sell-Through of Jushi Branded Product

Jushi Brand Penetration

- Significant profitability driver in the coming quarters
- Sell-through rate improvement of +600 basis points to 28% vs. 21% in Q2'22
- ~90% QoQ increase in private branded products sold through Beyond Hello™ stores in Pennsylvania
- ~80% QoQ increase in units sold of flower brand SĒCHĒ
- ~150% increase in units sold of concentrates brand THE LAB



SECHE
THE BANK

→ Beyond Hello NuLeaf NATURE'S REMEDY

6

Continued Headway on Cost Savings Measures Retail • Expect to reduce costs by ~$8 million throughout 2022 • Shifted to a higher mix of part - time employees • Optimized labor model to align with market activity and demand • Maximized field leadership model resulting in reduced number of field leadership roles • Reduction of construction labor force and non - essential staff at stores Grower - Processor Facilities • On track to achieve target of ~$12 million in total savings for fiscal 2022 • Increased productivity levels across the supply chain, driving improvements in genetic diversity, quality and yield • Grower - processors in Pennsylvania and Virginia are close to running at full - scale production and are expected to be breakeven by the end of this year Corporate Staffing • Finalizing build - out of accounting and IT departments to support new financial reporting structure 7

Explosive Growth in Virginia Following Market Developments Grower - Processor (Manassas) Operational Beyond Hello Dispensaries (4) Beyond Hello Arlington (Opening Q1 2023) Beyond Hello Woodbridge (Opening in first half of 2023) +210% QoQ Increase in Active Customers Patient & Customer Growth Retail Sales +~8K New Patients in Q3 2022 +48% QoQ Growth in Retail Sales +200% YoY Growth in Retail Sales Fairfax, VA 8 HSA II Opened in Q3 Alexandria, VA

9 Opening Beyond Hello Cincinnati, Ohio in Q4 2022 9

10 Nearly Doubled Canopy at Scranton, PA Grower - Processor *Planned expansion by end of FY2022. ~27k sq. ft. of canopy ~15k lbs. of annual biomass capacity 7 grow rooms ~30k sq. ft. of canopy ~22k lbs. of annual biomass capacity 9 grow rooms Year - End 2022* 10 Q3 2022

Steady Progress on Expansion at Manassas, VA Grower - Processor • Began generating revenue in four new grow rooms • Introduced various new cultivars and THC - only vapes • Expected to increase canopy size to ~16,000 sq. ft., improve annual biomass production to ~10,000 lbs., and plant two new grow rooms by Q1 2023 11

Launched Two New Products from Tasteology in Massachusetts Cannabis Infused Chocolates Coming to VA in Q1 2023 12 Cannabis Infused Fruit Chews Coming to VA, OH & NV in Q1 2023 Comprehensive suite of form factors available across Jushi’s portfolio

Jon Barack President Interim Chief Financial Officer 13 13

Q3 2022 Financial Performance US$ Millions, prepared under U.S. GAAP $72.8 $72.8 Q3'21 Q3'22 Q2'22 Q3'22 $54.0 $72.8 • The year - over - year increase in revenue of 35% in Q3’22 was primarily attributable to the acquisitions in Massachusetts and Nevada, and the new Beyond Hello Œ store openings • On a sequential basis, revenue was flat +35% Revenue Q3’21 vs. Q3’22 14 Revenue Q2’22 vs. Q3’22

Q3 2022 Financial Performance US$ Millions, prepared under U.S. GAAP $26.7 $27.7 Q2'22 Q3'22 Gross Profit Q2’22 vs. Q3’22 36.7% 38.1% *See Disclaimers for the definition of Adjusted EBITDA and “Reconciliation of Non - GAAP Financial Measures” at the end of this presentation $0.7 15 $0.7 Q2'22 Q3'22 Adj. EBITDA* Q2’22 vs. Q3’22

Liquidity *As of September 30, 2022, includes cash, cash equivalents and short - term investments **As of September 30, 2022, excluding leases and property, plant and equipment financing obligations (Amounts in millions) Cash* $31.1 Total Debt** $209.0 Net Debt $177.9 November 11, 2022 Subordinate Voting Shares Outstanding 195,776,372 Fully Diluted Shares 290,606,855 Outstanding September 30, 2022 Capital Expenditures • $8MM for Q3 2022 • 2022 range of approximately $55MM to $65MM 16

Disclaimers JUSHI HOLDINGS INC. Reconciliation of Non - GAAP Financial Measures Adjusted net loss, EBITDA and Adjusted EBITDA In addition to providing financial measurements based on GAAP, the Company provides additional financial metrics that are not prepared in accordance with GAAP . Management uses non - GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate the Company’s financial performance . These non - GAAP financial measures are Adjusted net loss, EBITDA and Adjusted EBITDA (each as defined below) . Management believes that these non - GAAP financial measures reflect the Company’s ongoing business by excluding the effects of expenses that are not reflective of our operating business performance and allows for meaningful comparisons and analysis of trends in the business . These non - GAAP financial measures also facilitate comparing financial results across accounting periods and to those of peer companies . As there are no standardized methods of calculating these non - GAAP measures, the Company’s methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similar measures used by others, thus limiting their usefulness . Accordingly, these non - GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP . Adjusted net loss, EBITDA and Adjusted EBITDA are financial measures that are not defined under GAAP . Management defines Adjusted net loss as net loss excluding the after - tax indefinite - lived asset impairment charge . Management defines EBITDA as net income (loss), or “earnings,” before interest, income taxes, depreciation and amortization . Management defines Adjusted EBITDA as EBITDA before : (i) non - cash share - based compensation expense and other one - time charges ; (ii) inventory - related adjustments ; (iii) fair value changes in derivatives ; (iv) asset impairments ; (v) other (income)/expense items ; (vi) transaction costs ; and (vii) start - up costs . These financial measures are metrics that have been adjusted from the GAAP net income (loss) measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non - recurring, irregular and one - time items that may otherwise distort the GAAP net income measure . Other companies in the Corporation’s industry may calculate this measure differently, limiting their usefulness as comparative measures . 17

Adjusted EBITDA Reconciliation

JUSHI HOLDINGS INC.
UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(in thousands of U.S. dollars)

	Three Months Ended September 30, 2022 [9]	Three Months Ended June 30, 2022	Three Months Ended September 30, 2021
NET (LOSS) INCOME[1][2]	$ (52,857) - (62,763)	$ 12,066	$ 39,682
Income tax (benefit) expense	(2,041) - (6,135)	7,710	6,333
Interest expense, net	13,111	10,947	7,442
Depreciation and amortization[3]	6,618	5,189	2,228
EBITDA (Non-GAAP)[1]	$ (35,170) - (49,170)	$ 35,912	$ 55,685
Non-cash share-based compensation and other one-time charges[4]	5,555	4,800	2,165
Inventory-related adjustments[5]	(1,197)	(263)	865
Fair value changes in derivatives	(6,352)	(42,572)	(55,059)
Asset impairments[1]	35,000 - 49,000	—	—
Other expense (income) items[6]	1,486	(1,096)	(52)
Start-up costs[7]	118	991	2,238
Transaction costs[8]	1,212	2,885	325
Adjusted EBITDA (Non-GAAP)	$ 653	$ 657	$ 6,167

(1) Impacted by management's estimate of impairment charge on indefinite-lived intangible assets; Some of the key assumptions impacting this estimate are discount rates and forecasted cash flows.
(2) Net income (loss) includes amounts attributable to non-controlling interests.
(3) Includes amounts that are included in cost of goods sold and in operating expenses; Q2 2022 has been revised to include estimated unabsorbed depreciation expense.
(4) Includes: (i) non-cash share-based compensation expense for the period; and (ii) severance costs.
(5) Includes: (i) inventory step-up on business combinations; (ii) inventory recall reserves; and (iii) reserves for discontinued products. The inventory step-up on business combinations relate to the fair value write-up on inventory acquired on the business acquisition date and then sold subsequent to the acquisition date. The inventory recall reserves relate to the estimated impact of the Pennsylvania Department of Health recall and ban of vape products containing certain cannabis concentrates. The ban was lifted in June 2022. Q2 2022 has been revised to include the impact of recall reserve reversals during the period.
(6) Includes: (i) remeasurement of contingent consideration related to acquisitions; (ii) losses (gains) on investments and financial assets; and (iii) losses (gains) on legal settlements.
(7) Expansion and start-up costs incurred in order to prepare a location for its intended use. Start-up costs are expensed as incurred and are not indicative of ongoing operations of each new location.
(8) Transaction costs include: (i) registration statement costs such as professional fees and other costs relating to our SEC registration; and (ii) acquisition and deal costs.
(9) See "Financial Disclosure Advisory" above.

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Disclaimers NO OFFERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . The securities of the Company described herein have not been and will not be registered under the United States federal or state securities laws and may not be offered or sold in the United States, or to, or for the account or benefit of, “U . S . Persons” as such term is defined in Regulation S under the United States Securities Act of 1933 , as amended (the “U . S . Securities Act”), unless an exemption from registration is available . Prospective investors will be required to represent, among other things, that they meet the requirements of an available exemption from the registration requirements of the U . S . Securities Act and are familiar with and understand the terms of the offering and have all requisite authority to make such investment . IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED . THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES OR ANY CANADIAN PROVINCIAL SECURITIES REGULATOR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PRESENTATION . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . THIRD PARTY INFORMATION This presentation may include market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true . Although the Company believes it to be reliable, the Company has not independently verified any of the data from third - party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources . The Company does not make any representation as to the accuracy of such information . TARGET AUDIENCE This presentation is only addressed to those persons, which have been explicitly determined by the Company as recipients . The Company did not and will not authorize any third parties to distribute this presentation or make it available to persons not determined by the Company or to the public . Any unauthorized distribution or disclosure will constitute an infringement of the concluded non - disclosure agreement and the Company reserves the right to take further legal action in such cases . No action has been (or will be) taken by the Company that would permit the possession or distribution of this presentation . Persons into whose possession this presentation may come are required to inform themselves of and observe any corresponding restrictions . The Company does not accept any responsibility for any violation by any person of any such restrictions . REGULATORY Potential investors are aware that the cannabis market is highly regulated, and that various permits and authorizations are necessary for the import, distribution, sale or other business activities related to medicinal cannabis . The respective regulations can be subject to change, which might affect the permits required . This presentation does not intend to advertise the products of the Company . Any reference to the products serves only the information of potential investors and shall not incite the purchase of the products . TAXATION Prospective investors should be aware that the purchase of securities of the Company or any entity related thereto may have tax consequences both in Canada and the United States. Each prospective investor is strongly encouraged to consult its own tax advisor concerning any purchase of securities of the Company or any entity related thereto and the holding and disposition of any such securities. This presentation does not address the tax consequences of the purchase, ownership or disposition of any such securities. COPYRIGHT All brands and trademarks mentioned in this presentation and possibly protected by third parties are subject without restriction to the provisions of the applicable trademark law and the ownership rights of the respective registered owners. The mere fact that a trademark is mentioned should not lead to the conclusion that it is not protected by the rights of third parties. The copyright for published objects created by the Company remains solely with the Company. Any duplication or use of objects such as diagrams, sounds or texts in other electronic or printed publications is not permitted without the Company's agreement. CURRENCY All references to $ or “dollar” in this presentation are references to USD, unless otherwise indicated. 19

Q&A 20

Appendix

Consensus Estimates (Amounts in millions) Consensus Revenue Consensus Adj. EBITDA $384.7 $64.0 Full Year 2023 Full Year 2023 Leverage Total Debt / ‘23 Adj. EBITDA 3.3x 2.8x Total Net Debt / ‘23 Adj. EBITDA Note: (1) Consensus estimates by analysts do not represent opinions, forecasts, or predictions of Jushi Holdings Inc. or its management. Estimates are directly from Capital IQ consensus as of 11/11/22; (2) Total Debt/Total Net Debt include a $2.4 million convertible note maturing in November 2022 Current 22